American Beacon Funds
American Beacon Small Cap Value Fund

Supplement dated May 2, 2011
To the Prospectus dated March 1, 2011

The information below supplements the Prospectus dated March 1, 2011, and is in addition to any other supplements.

The American Beacon Small Cap Value Fund (the “Fund”) will limit the purchase of its shares by new investors, subject to certain exceptions noted below, once approximately $500 million of net new assets are invested in the Fund.

On the date the Fund closes to new investors (the “Closing Date”), the Fund will continue to be available for purchase by the following categories of eligible investors.

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Existing Shareholders of the Fund. Shareholders of the Fund who had open accounts as of the Closing Date may add to their existing account or open new accounts provided that the new account and existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s).

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Existing Discretionary Wrap Programs. Any discretionary wrap program that holds Fund shares as of the Closing Date may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares.

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Existing Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new and existing participants.

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Certain Retirement Plans and Discretionary Wrap Programs Planning to Open Accounts. Retirement plans and discretionary wrap programs that have designated the Fund as an investment option as of the Closing Date and have informed the Manager of such designation, but that had not opened an account as of the Closing Date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opens its initial account with the Fund within six months of the Closing Date.

•	Partners and Employees of American Beacon. Trustees, directors, officers and employees of the Funds, the Manager or the Fund’s sub-advisors may purchase Fund shares.

The Manager may: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse purchases by an eligible investor under the exceptions noted above where the Manager believes such investment will adversely affect its ability to manage the Fund; and (iii) close and re-open the Fund to new or existing shareholders at any time.  In addition, the Manager may modify the exceptions noted above upon further notice.

Please note that some financial intermediaries may not be able to operationally accommodate additional investments in the Fund after the Closing Date.  If you have any questions about whether you will be able to purchase shares of the Fund after the Closing Date, please call 1-800-679-7759.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE